Exhibit 10.4

AFFIRMATION OF GUARANTY AND INTERCREDITOR AGREEMENT

THIS AFFIRMATION OF GUARANTY AND INTERCREDITOR AGREEMENT is made as of March 19, 2007, by the undersigned guarantor (“Guarantor”) for the benefit of Greater Bay Venture Banking, a division of Greater Bay Bank N.A. successor in interest to Venture Banking Group, a division of Greater Bay Bank N.A. (“Bank”).

RECITALS

FOCUS ENHANCEMENTS, INC. (“Borrower”) and Bank are parties to that certain Loan and Security Agreement, dated as of November 15, 2004, as amended from time to time (collectively, the “Loan Agreement”).  Borrower and Bank propose to enter into a Sixth Amendment to Loan and Security Agreement, dated as of the date hereof (the “Amendment”).  Guarantor executed for the benefit of Bank an Unconditional Guaranty dated as of November 15, 2004 (the “Guaranty”), and an Intercreditor Agreement dated as of November 15, 2004 (the “Intercreditor Agreement”).  Bank has agreed to enter into the Amendment provided, among other things, that Guarantor consents to the entry by Borrower into the Amendment and agrees that the Guaranty and the Intercreditor Agreement will remain effective.

AGREEMENT

NOW, THEREFORE, Guarantor agrees as follows:

1.             Guarantor consents to the execution, delivery and performance by the Borrower of the Amendment and the modifications to the Loan Agreement effected by the Amendment.  The Guaranty and the Intercreditor Agreement shall remain in full force and effect with respect to all of Borrower’s obligations to Bank under the Loan Agreement, as modified by the Amendment and otherwise.

2.             Bank and Guarantor each affirm their respective obligations under the Intercreditor Agreement.

3.             Unless otherwise defined, capitalized terms in this Affirmation shall have the meaning assigned in the Guaranty or the Intercreditor Agreement.  This Affirmation may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Affirmation of Guaranty and Intercreditor Agreement as of the first date above written.

“Bank”

GREATER BAY VENTURE BANKING, A DIVISION OF GREATER BAY BANK, N.A. SUCCESSOR IN INTEREST TO VENTURE BANKING GROUP, A DIVISION OF GREATER BAY BANK, N.A.

By:	/s/ Rob Roland for Tod Racine

Title:	VP

“Guarantor”

/s/ Carl Berg
CARL BERG

The undersigned approves of the terms of this Agreement.

“Borrower”

FOCUS ENHANCEMENTS, INC.

By:	/s/ Gary Williams

Title:	EVP of Finance & CFO